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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3, to be filed on or around January 31, 1997, of our report dated March 6, 1996, included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm in this registration statement.


                                                   ARTHUR ANDERSEN LLP


Jackson, Mississippi,
January 31, 1997.